CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (“Agreement”) is made and effective on the     day of  2015

BETWEEN:	Eagle Mountain Corporation (the “Company”), a corporation organized and existing under the laws of the State of Delaware, with its head office located at:

20333 Tomball Pkwy, Suite 204, Houston TX 77070

AND:	(the “Subscriber”), an individual existing under the laws of , with an address of: _________________________________________________

WHEREAS, on the terms and subject to the conditions set forth herein, the Subscriber is willing to purchase from the Company and the Company is willing to sell to the Subscriber, a convertible note in the aggregate sum of $      .

In consideration of the mutual covenants and conditions herein contained, the parties hereby agree, represent and warrant as follows:

1.	ISSUE OF NOTE

a.
Subject to all of the terms and conditions hereof, the Company will issue and sell to the Subscriber a 6% convertible promissory note, in the form of Exhibit A hereto (hereinafter called “Note”), in the principal amount of $       to mature on September 1, 2015 (“Maturity Date”) to bear interest on the unpaid principal thereof at the rate of 6% per annum until maturity, payable in full on Maturity Date.

b.
The sale and purchase of the Note shall take place at a closing (the “Closing”) to be held at such place and time as the Company and the Subscriber may determine (the “Closing Date”).   At the Closing, the Company will deliver to the Subscriber the Note, against receipt by the Company of a purchase price of $       (the “Purchase Price”).

c.
Subject to the Stockholder Approval of an amendment to its Certificate of Incorporation to increase the authorized number of shares of common stock, the Company will also reserve and authorize the issuance of such a number of additional shares of its common stock (hereinafter called the “Conversion Stock”) as may from time to time be the maximum number required for issuance upon conversion of the Note.

2.	REPRESENTATIONS AND WARRANTIES BY THE COMPANY

a.
The Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware and has the corporate power to own its own property and to carry on in the business as it is now being conducted.

b.
The execution, delivery and performance by the Company of the Agreement and the Note and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

c.
There is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company before any court or administrative agency, the determination of which might result in any material adverse change in the business of the Company.

d.
The Company has title to the respective properties and assets including the properties and assets reflected on the financial statement for the year ending December 31, 2014 and which assets and properties are subject to no liens, mortgages, encumbrances or charges except as otherwise stated.

e.
The Company is not a party to any contract or agreement or subject to any restriction which materially and adversely affects its business, property or assets, or financial condition, and neither the execution nor delivery of this Agreement, nor the confirmation of the transactions contemplated herein, nor the fulfillment of the terms hereof, nor the compliance with the terms and provisions hereof and of the Note, will conflict with or result in the breach of the terms, conditions or provisions or constitute a default, under the Certificate of Incorporation or Code of Business Conduct and Ethics of the Company or of any agreement or instrument to which the Company is now a party.

f.
The Company has not declared, set aside, paid or made any dividend or other distributions with respect to its capital stock and has not made or caused to be made directly or indirectly, any payment or other distribution of any nature whatsoever to the Holder of its capital stock except for regular salary payments for services rendered and the reimbursement of business expenses.

g.
The Company owns or possesses adequate licenses or other rights to use, all patents, trademarks, trade names, trade secrets, and copyrights used in its business. No one has asserted to the Company that its operations infringe on the patents, trademarks, trade secrets or other rights utilized in the operation of its business.

3.	REPRESENTATIONS AND WARRANTIES BY THE SUBSCRIBER

The Subscriber represents and warrants that:

a.
The execution, delivery and performance by the Subscriber of this Agreement and the consummation of the transactions contemplated thereby (i) are within the power of the Subscriber and (ii) have been duly authorized by all necessary actions on the part of the Subscriber.

b.
The Subscriber has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and so is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect the Subscriber’s own interests. The Subscriber has had access to and an opportunity to ask questions of the Company’s management with respect to the business and affairs of the Company necessary or material for an evaluation of the merits and risks of the Subscriber’s acquisition of securities of the Company.  The Subscriber understands that the purchase of the Note is a speculative investment that involves a high degree of risk of loss of the Subscriber’s investment therein.  The Subscriber is able to bear the economic risks of its investment in the Note for an indefinite period of time, including the risk of a complete loss of the Subscriber’s investment.

c.
The Subscriber has been advised that the Notes and the underlying securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Subscriber has not been formed solely for the purpose of making this investment and is purchasing the Note for his/her own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. The Subscriber has such knowledge and experience in financial and business matters that such Subscriber is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment.

d.
The Subscriber hereby acknowledges receipt and careful review of this Agreement and all the exhibits thereto and has had access to the Company’s Annual Report on Form 10-K and the exhibits thereto for the fiscal year ended December 31, 2014 (the “Form 10-K”), and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 (the “Form 10-Q”) and all subsequent periodic and current reports filed with the SEC as publicly filed with and available at the website of the SEC which can be accessed at www.sec.gov, and has received any additional information that the Subscriber has requested from the Company, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Notes.

4.	COVENANTS

a.
The Company intends to file a proxy statement for its special meeting of stockholders to be held on July 10, 2015 and shall use its best efforts to obtain, at the meeting, such approvals of the Company’s stockholders as may be required to issue all of the shares of Common Stock issuable upon conversion or exercise of, or otherwise with respect to, the Notes in accordance with Delaware law and any applicable rules or regulations of any over-the-counter market or national securities exchange on which the Company’s Common Stock is quoted or listed, either through a reverse stock split of the Common Stock or an increase in authorized capital (the “Stockholder Approval”).

b.
The Company covenants that, so long as the Note is outstanding, it will permit the holder of the Note to visit and inspect, at the holder’s expense, any of the property of the Company, including its books and records, and to discuss affairs, finances and accounts with its officers.

c.	The Company covenants that, without the written consent of the holder of the Note, it will not:

i.
Create or suffer to exist any mortgage, pledge, encumbrance, lien or charge of any kind on any of its properties or assets, whether now owned or hereafter acquired except for (i) mortgages, encumbrances, liens or charges which are now in existence; (ii) mortgages, liens, charges and encumbrances (a) for taxes, assessments or governmental charges or levies on property of the Company if the same shall not be due or delinquent or thereafter can be paid without penalty, or being contested in good faith and by appropriate proceedings; (b) of mechanics and material men for sums not yet due or being contested in good faith and by appropriate proceedings; or (c) in connection with workers’ compensation, unemployment insurance and other state employment legislation.

ii.
Assume, guarantee, endorse or otherwise become liable in connection with the obligations, stock or dividends of any person, firm or corporation except in the ordinary course of business by endorsement of a negotiable instrument in the course of collection.

iii.
Enter into any material transaction in which any stockholder owning of record or beneficially more than (10%) of the Common Stock of the Company shall have, at the time, a beneficial interest, direct or indirect.

5.	CONDITIONS TO CLOSING

a.	The Subscriber’s obligations to pay the Purchase Price at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions

i.	The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made, and shall be true and correct on the Closing Date.

ii.
The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

iii.	No Event of Default (as defined in the Note) shall have occurred and be continuing or would result from the execution and delivery of, or the performance under, the Note, or issuing the Note.

b.
The Company’s obligation to issue and sell the Note at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

i.
The representations and warranties made by the Subscriber in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date.

ii.
The Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Closing Date.

iii.	The Subscriber shall have delivered to the Company the Purchase Price.

6.	MISCELLANEOUS

a.
Any and all notices, approvals or other communications to be sent to the parties shall be deemed validly and properly given if made in writing and delivered by hand or by registered or certified mail, return receipt requested, and addressed to the Company at its principal office or to the Subscriber at the address given to the Company by such Subscriber.

b.	This Agreement may not be modified, amended or terminated except by written agreement executed by all the parties hereto.

c.
The waiver of any breach or default hereunder shall not be considered valid unless in writing and signed by the party giving such notice and no waiver shall be deemed a waiver of any subsequent breach or default of same.

d.	The paragraph headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of such.

e.
All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. Each party shall be responsible for its own legal fees and costs in the event any party shall commence an action or proceeding to enforce any provisions of this Note.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

f.	This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the Company and Subscriber have executed this Agreement on   day of         , 2015

COMPANY                                                                                     SUBSCRIBER

_______________________________                                                               _______________________________
BY:           Ronald Cormick                                                                                  BY:
ITS:           CEO                                                                                              AN:  Individual

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

6% CONVERTIBLE PROMISSORY NOTE

OF

EAGLE MOUNTAIN CORPORATION

Issuance Date:

THIS NOTE (“Note”) is a duly authorized Convertible Promissory Note of Eagle Mountain Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the “Company”), designated as the Company’s 6% Convertible Promissory Note due      , 2015 (“Maturity Date”) in the principal amount of                       ($                    ) (the “Principal Amount”).  This Note is the Note referred to in the Convertible Note Purchase Agreement, dated the date hereof, between the Company and the Holder of this Note (the “Note Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Note Purchase Agreement.

FOR VALUE RECEIVED, the Company hereby promises to pay to the order of           or his/her registered assigns or successors-in-interest (“Holder”) the principal balance hereof outstanding from time to time and to pay interest on the principal balance hereof outstanding from time to time at the rate of six percent (6%) per annum, on the Maturity Date.

The following terms and conditions shall apply to this Note:

Section 1. Interest

(a) Holders shall be entitled to receive, and the Company shall pay, simple interest on the outstanding principal amount of this Note at the annual rate of six (6%) percent, payable on the Maturity Date.

Section 2. Conversion.

(a) Conversion Right. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at the Holder’s option, at any time to convert the outstanding Principal Amount and interest under this Note in whole or in part, into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), provided that at the time of conversion, the Company has sufficient authorized and unissued shares of Common Stock available for issuance.

(b) “Conversion Price” shall be equal to $    per share, subject to certain adjustments contained hereof.

(c) The date of any Conversion Notice hereunder shall be referred to herein as the “Conversion Date”.

(i) Stock Certificates. The Company will deliver to the Holder, or Holder’s authorized designee, no later than thirty (30) business days after receipt of the Conversion Notice, a certificate or certificates representing the number of shares of Common Stock being acquired upon the conversion of this Note.

(d) Reservation and Issuance of Underlying Shares. Subject to the Shareholder Approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock, the Company will reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, the maximum number of shares of Common Stock as shall be issuable (taking into account the adjustments under Section (f)) upon the conversion of this Note. The Company covenants that all shares of Common Stock that shall be issuable will, upon issue, be duly authorized, validly issued, fully-paid and non-assessable.

(e) Adjustments.  The Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2(a) shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

(i) Reclassification, etc.  In any reclassification or change of outstanding shares of Common Stock issuable upon conversion of the Note (other than a change in stated value or from no par to par value) or in the case of any consolidation or merger of the Company with any other corporation, or in the case of the sale and conveyance to another corporation or person of the property of the Company in its entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made that the holder of the Note then outstanding shall have the right thereafter to convert the Note into the kind and amount of shares of Common Stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock in the Company into which such Note might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.

(ii) Stock Splits, Combinations and Dividends.  If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock or any preferred stock issued by the Company in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

Section 3. Registration of Transfers and Exchanges.

(a) In the event that Holder shall sell or transfer the Note, it shall notify the Company of the name and address of the transferee.

Section 4. Defaults and Remedies.

(a) Events of Default. An “Event of Default” occurs when: (i) the Company defaults on any payment of interest or principal, (ii) the Company has made a material misrepresentation in connection with the Note Purchase Agreement or with the transactions contemplated by the Note Purchase Agreement, (iii) the Company makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for the Company; or (iv) any proceeding involving the Company is commenced under any bankruptcy, reorganization, arrangement, insolvency, statute or law.

(b) Remedies. The Holder may give written notice of the Event of Default and if the Company shall within 30 days after receipt of such written notice have failed to correct such occurrence or condition, then the Holder may, at its option and without notice, declare the entire principal and interest accrued thereon immediately due and payable and may proceed with collection.

Section 5. General.

(a) Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys’ fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

(b) Governing Law; Jurisdiction.

(i) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party shall be responsible for its own legal fees and costs in the event any party shall commence an action or proceeding to enforce any provisions of this Note.

(ii) No Jury Trial. The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Note.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the day and year first above written.

EAGLE MOUNTAIN CORPORATION

By:
Name: Ronald Cormick
Title: CEO